Exhibit 99.1
Fastly Announces First Quarter 2023 Financial Results

•Record first quarter revenue exceeded high-end of quarterly guidance range and grew 15% year-over-year.
•Google selected Fastly’s oblivious HTTP relay for its privacy sandbox initiative to enhance online privacy for billions of Chrome users via its FLEDGE solution.
•Introduced a new partner program featuring a tiered model with simplified pricing and packaging, and access to Fastly's entire portfolio. The program was awarded CRN's 5-star rating.

SAN FRANCISCO, May 3, 2023 — Fastly, Inc. (NYSE: FSLY), one of the world’s fastest edge cloud platforms, today announced financial results for its first quarter ended March 31, 2023.
“We are pleased with the revenue and operating performance of the first quarter, exceeding the top end of our guidance range,” said Todd Nightingale, CEO of Fastly.
“I'm excited to share the results of our team's efforts on go-to-market simplification, packaging and innovation velocity, and improvements in cost control and financial rigor,” continued Nightingale. “As we continue to gain customer mind share with these efforts, we will be focused on accelerating market share gains as well.”

	Three months ended March 31,
	2023	2022
Revenue	$117,564	$102,382
Gross Margin
GAAP gross margin	51.3%	47.3%
Non-GAAP gross margin	55.6%	52.6%
Operating loss
GAAP operating loss	$(47,275)	$(63,004)
Non-GAAP operating loss	$(14,074)	$(17,740)
Net loss per share
GAAP net loss per common share—basic and diluted	$(0.36)	$(0.54)
Non-GAAP net loss per common share—basic and diluted	$(0.09)	$(0.15)
First Quarter 2023 Financial Summary
•Total revenue of $117.6 million, representing 15% year-over-year growth and 1% sequential decrease.
•GAAP gross margin of 51.3%, compared to 47.3% in the first quarter of 2022. Non-GAAP gross margin of 55.6%, compared to 52.6% in the first quarter of 2022.
•GAAP net loss of $44.7 million, compared to $64.3 million in the first quarter of 2022. Non-GAAP net loss of $10.8 million, compared to $18.0 million in the first quarter of 2022.
•GAAP net loss per basic and diluted shares of $0.36 compared to $0.54 in the first quarter of 2022. Non-GAAP net loss per basic and diluted shares of $0.09, compared to $0.15 in the first quarter of 2022.
Key Metrics
•Trailing 12-month net retention rate (LTM NRR)1 decreased to 116% in the first quarter from 119% in the fourth quarter of 2022.
•Dollar-Based Net Expansion Rate (DBNER)2 decreased to 121% in the first quarter from 123% in the fourth quarter of 2022.
•Our total customer count was 3,100 in the first quarter, up 38 from the fourth quarter 2022; 540 were enterprise customers3 in the first quarter, up 7 from the fourth quarter of 2022. Please refer to footnote 3 for the updates made to our methodology.
•Our average enterprise customer spend6 was $795 thousand in the first quarter, down 3% quarter-over-quarter. Please refer to footnote 6 for the updates made to our methodology.

For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.
First Quarter Business and Product Highlights
•Google selected Fastly’s oblivious HTTP relay for its privacy sandbox initiative to enhance online privacy for billions of Chrome users via its FLEDGE solution.
•Fastly's streaming bandwidth reached a record 81.9 Tbps during a successful livestream of the Super Bowl supported by its automated traffic routing systems, Autopilot and Precision Path. This consistent track record with livestreaming led to major sporting event wins in international regions.
•Introduced a new partner program to deliver greater value for customers and partners, featuring a new tiered model with simplified pricing and packaging, enhancing resources to drive growth and success. The program was awarded CRN's 5-star rating.
•Launched a managed security service to protect enterprises from rising web application attacks with 24/7 threat detection and response service.
•Introduced Config Store, giving developers the ability to create key/value pairs that their edge logic can reference to make near real-time decisions from every server in Fastly’s platform.
•Released into GA support for Brotli, a next-generation lossless HTTP compression algorithm designed for text compression to improve website performance.
•Introduced into beta the Fastly Oblivious HTTP Relay, a component of the Oblivious HTTP architecture that allows receipt of critical request data from end users without any of the identifying metadata to ensure privacy.
•Released into GA WebSockets support, providing customers the ability to open a two-way interactive communication session between the end user's browser and the origin server.

Second Quarter and Full Year 2023 Guidance

	Q2 2023	Full Year 2023
Total Revenue (millions)	$117 - $120	$495 - $505
Non-GAAP Operating Loss (millions)	($18.0) - ($16.0)	($53.0) - ($47.0)
Non-GAAP Net Loss per share (4)(5)	($0.11) - ($0.09)	($0.27) - ($0.21)
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.

Conference Call Information

Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, May 3, 2023.

Date: Wednesday, May 3, 2023
Time: 1:30 p.m. PT / 4:30 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, May 3 through May 17, 2023 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.

About Fastly
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver the fastest online experiences possible, while improving site performance, enhancing security, and empowering innovation at global scale. With world-class support that achieves 95%+ average annual customer satisfaction ratings, Fastly’s beloved suite of edge compute, delivery, and security offerings has been recognized as a leader by industry analysts such as IDC, Forrester and Gartner. Compared to legacy providers, Fastly’s powerful and modern network architecture is one of the fastest on the planet, empowering developers to deliver secure websites and apps at global scale with rapid time-to-market and industry-leading cost savings. Thousands of the world’s most prominent organizations trust Fastly to help them upgrade the internet experience, including Reddit, Pinterest, Stripe, Neiman Marcus, The New York Times, Epic Games, and GitHub. Learn more about Fastly at https://www.fastly.com/, and follow us @fastly.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, continued customer conversion through 2023, the demand for our platform, the cultivation of our enterprise customers, the growth and success of our partner program, our go-to-market efforts and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, other income (expense), net, and income taxes.

Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Executive Transition costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.

Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this press release.
Key Metrics
1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3 Under our new methodology, our number of customers are calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Under our prior methodology, our number of customers are calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the last month of the quarter. Under our new methodology, our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four. Under our prior methodology, our enterprise customers are defined as those with revenue in excess of $100,000 in the trailing 12-month period. Under our prior methodology, our total customer count was 3,001 in the first quarter, up 43 from the fourth quarter of 2022; 514 were enterprise customers in the first quarter, up 21 from the fourth quarter of 2022.
4 Assumes weighted average basic shares outstanding of 127.6 million in Q2 2023 and 128.3 million for the full year 2023.
5 Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2023.
6 Under our new methodology, our average enterprise customer spend is calculated by taking the annualized current quarter revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend is calculated by taking the sum of the trailing 12-month revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend was $778 thousand in the first quarter, down 1% quarter-over-quarter.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended March 31,
	2023	2022
Revenue	$117,564	$102,382
Cost of revenue(1)	57,310	53,915
Gross profit	60,254	48,467
Operating expenses:
Research and development(1)	37,431	40,437
Sales and marketing(1)	44,271	41,480
General and administrative(1)	25,827	29,554
Total operating expenses	107,529	111,471
Loss from operations	(47,275)	(63,004)
Interest income	4,186	681
Interest expense	(1,213)	(1,622)
Other income (expense)	(250)	(279)
Loss before income taxes	(44,552)	(64,224)
Income tax expense	135	40
Net loss	$(44,687)	$(64,264)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.36)	$(0.54)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	125,418	119,673

__________

(1)Includes stock-based compensation expense as follows:

	Three months ended March 31,
	2023	2022
Cost of revenue	$2,681	$2,946
Research and development	11,481	18,589
Sales and marketing	6,705	10,094
General and administrative	7,284	8,393
Total	$28,151	$40,022

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended March 31,
	2023	2022
Gross Profit
GAAP gross profit	$60,254	$48,467
Stock-based compensation	2,681	2,946
Amortization of acquired intangible assets	2,475	2,475
Non-GAAP gross profit	$65,410	$53,888
GAAP gross margin	51.3%	47.3%
Non-GAAP gross margin	55.6%	52.6%

Research and development
GAAP research and development	$37,431	$40,437
Stock-based compensation	(11,481)	(18,589)
Non-GAAP research and development	$25,950	$21,848

Sales and marketing
GAAP sales and marketing	$44,271	$41,480
Stock-based compensation	(6,705)	(10,094)
Amortization of acquired intangible assets	(2,575)	(2,709)
Non-GAAP sales and marketing	$34,991	$28,677

General and administrative
GAAP general and administrative	$25,827	$29,554
Stock-based compensation	(7,284)	(8,393)
Acquisition-related expenses	—	(58)
Non-GAAP general and administrative	$18,543	$21,103

Operating loss
GAAP operating loss	$(47,275)	$(63,004)
Stock-based compensation	28,151	40,022
Amortization of acquired intangible assets	5,050	5,184
Acquisition-related expenses	—	58
Non-GAAP operating loss	$(14,074)	$(17,740)

Net loss
GAAP net loss	$(44,687)	$(64,264)
Stock-based compensation	28,151	40,022
Amortization of acquired intangible assets	5,050	5,184
Acquisition-related expenses	—	58
Amortization of debt discount and issuance costs	716	963
Non-GAAP loss	$(10,770)	$(18,037)

Non-GAAP net loss per common share—basic and diluted	$(0.09)	$(0.15)
Weighted average basic and diluted common shares	125,418	119,673

	Three months ended March 31,
	2023	2022
Adjusted EBITDA
GAAP net loss	$(44,687)	$(64,264)
Stock-based compensation	28,151	40,022
Depreciation and other amortization	12,179	9,975
Amortization of acquired intangible assets	5,050	5,184
Acquisition-related expenses	—	58
Interest income	(4,186)	(681)
Interest expense	497	659
Amortization of debt discount and issuance costs	716	963
Other expense	250	279
Income tax expense	135	40
Adjusted EBITDA	$(1,895)	$(7,765)

Condensed Consolidated Balance Sheets
(in thousands)

	As of March 31, 2023	As of December 31, 2022
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$348,463	$143,391
Marketable securities, current	198,116	374,581
Accounts receivable, net of allowance for credit losses	85,344	89,578
Prepaid expenses and other current assets	29,717	28,933
Total current assets	661,640	636,483
Property and equipment, net	179,922	180,378
Operating lease right-of-use assets, net	60,615	68,440
Goodwill	670,192	670,185
Intangible assets, net	77,725	82,900
Marketable securities, non-current	117,518	165,105
Other assets	94,798	92,622
Total assets	$1,862,410	$1,896,113
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,668	$4,786
Accrued expenses	42,311	61,161
Finance lease liabilities, current	24,763	28,954
Operating lease liabilities, current	20,516	23,026
Other current liabilities	32,942	34,394
Total current liabilities	125,200	152,321
Long-term debt	705,378	704,710
Finance lease liabilities, non-current	10,858	15,507
Operating lease liabilities, non-current	56,275	61,341
Other long-term liabilities	6,144	7,076
Total liabilities	903,855	940,955
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	1,710,498	1,666,106
Accumulated other comprehensive loss	(5,594)	(9,286)
Accumulated deficit	(746,351)	(701,664)
Total stockholders’ equity	958,555	955,158
Total liabilities and stockholders’ equity	$1,862,410	$1,896,113

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(44,687)	$(64,264)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	12,040	9,850
Amortization of intangible assets	5,175	5,309
Non-cash lease expense	6,115	5,914
Amortization of debt discount and issuance costs	716	964
Amortization of deferred contract costs	3,425	1,851
Stock-based compensation	28,151	40,022
Provision for credit losses	533	127
Loss on disposals of property and equipment	251	268
Amortization and accretion of discounts and premiums on investments	449	957
Other adjustments	(243)	128
Changes in operating assets and liabilities:
Accounts receivable	3,701	(9,219)
Prepaid expenses and other current assets	(634)	(2,111)
Other assets	(7,212)	(2,451)
Accounts payable	(175)	(2,492)
Accrued expenses	(6,827)	4,891
Operating lease liabilities	(5,750)	(5,632)
Other liabilities	(3,889)	2,698
Net cash used in operating activities	(8,861)	(13,190)
Cash flows from investing activities:
Purchases of marketable securities	—	(148,193)
Sales of marketable securities	—	2,301
Maturities of marketable securities	227,211	240,547
Business acquisitions, net of cash acquired	—	(775)
Purchases of property and equipment	(3,494)	(2,387)
Proceeds from sale of property and equipment	22	—
Capitalized internal-use software	(4,209)	(3,810)
Net cash provided by investing activities	219,530	87,683
Cash flows from financing activities:
Repayments of finance lease liabilities	(8,645)	(7,159)
Cash received for restricted stock sold in advance of vesting conditions	—	10,655
Cash paid for early sale of restricted shares	—	(3,498)
Proceeds from exercise of vested stock options	336	3,048
Proceeds from employee stock purchase plan	2,596	2,406
Net cash provided by (used in) financing activities	(5,713)	5,452
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	116	(219)
Net increase in cash, cash equivalents, and restricted cash	205,072	79,726
Cash, cash equivalents, and restricted cash at beginning of period	143,541	166,961
Cash, cash equivalents, and restricted cash at end of period	348,613	246,687
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	348,463	245,794
Restricted cash, current	150	—
Restricted cash, non-current	—	893
Total cash, cash equivalents, and restricted cash	$348,613	$246,687

Free Cash Flow
(in thousands, unaudited)

	Three months ended March 31,
	2023	2022
Cash flow used in operations	$(8,861)	$(13,190)
Capital expenditures(1)	(16,326)	(13,356)
Advance payment for purchase of property and equipment(2)	—	—
Free Cash Flow	$(25,187)	$(26,546)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)As reflected in our statement of cash flows. In the three months ended March 31, 2023, we received $1.4 million of capital equipment that was prepaid prior to the current quarter.

Contacts:
Investor Contact:
Vernon Essi, Jr.
ir@fastly.com

Media Contact:
press@fastly.com

Source: Fastly, Inc.